United States Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 24, 2002

FIRST INDIANA CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	35-1692825

(State or other jurisdiction of	(IRS Employer Identification Number)
incorporation or organization)

135 North Pennsylvania Street, Indianapolis, IN	46204

(Address of principal executive office)	(Zip Code)

(317) 269-1200

(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

         On July 23, 2002, First Indiana Corporation (First Indiana) announced the declaration of a quarterly dividend.

         Pursuant to General Instruction F to Form 8-K, the press release issued July 23, 2002 concerning this information is incorporated herein by reference and is attached hereto as Exhibit 20.

Item 7. Financial Statements and Exhibits

         (c) Exhibits

                   Exhibit No.      Exhibit
                   -----------       ---------

                        20                Press Release dated July 23, 2002

                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   First Indiana Corporation

Date: July 24, 2002                  By:     /s/ Marni McKinney
                                                                Marni McKinney
                                                                Vice Chairman and Chief Executive Officer